UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2011
Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-8462	16-1194720

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (585) 343-2216
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions.
     The information contained in Item 8.01 of this Current Report on form 8-K is incorporated into this Item 2.02 by reference.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Restricted Stock Grants. On May 26, 2011, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Graham Corporation (the “Company”) approved grants of time-vested restricted stock and performance-vested restricted stock in the amounts set forth in the below chart to the Company’s named executive officers. Also on May 26, 2011, the Compensation Committee approved the grant of time-vested restricted stock in the amounts set forth in the below chart to the Company’s Directors.
     The number of shares of restricted stock awarded by the Compensation Committee to the Company’s named executive officers was determined using each such officer’s Long-Term Incentive Percentage (the “L-T Percentage”) in effect for the fiscal year ended March 31, 2011 (“Fiscal 2011”). For Fiscal 2011, the L-T Percentage for each of the Company’s named executive officers was as follows: Mr. Lines (President and Chief Executive Officer) — 42%; Mr. Glajch (Vice President of Finance and Administration and Chief Financial Officer) — 35%; Mr. Smith (Vice President of Operations) — 35% and Ms. Condame (Controller and Chief Accounting Officer) — 25%. The number of shares of performance-vested restricted stock was determined by multiplying 50% of each named executive officer’s base salary in effect for Fiscal 2011 by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s Common Stock on the NYSE Amex exchange on the seventh day prior to the date of grant (May 19, 2011). The number of shares of time-vested restricted stock was determined by multiplying 50% of each named executive officer’s base salary in effect for Fiscal 2011 by such officer’s L-T Percentage, and then dividing the product by the closing price of the Company’s Common Stock on the NYSE Amex exchange on the seventh day prior to the date of grant. The number of shares of restricted stock awarded to each of the Company’s Directors was determined by dividing $25,000 by the closing price of the Company’s Common Stock on the NYSE Amex exchange on the date of grant. The closing price of the Company’s Common Stock on the NYSE Amex exchange on May 19, 2011 and May 26, 2011 was $22.11 and $21.19, respectively.
     All such restricted stock grants were made under the Amended and Restated 2000 Graham Corporation Incentive Plan to Increase Shareholder Value (the “Plan”). The performance-vested restricted stock issued to the Company’s named executive officers vests 50% based upon the Company’s achievement of EBIT margin goals for the fiscal year ended March 31, 2014 (“Fiscal 2014”) and 50% based on the Company’s achievement of net income goals for Fiscal 2014. Fifty percent of the time-vested restricted stock issued to the Company’s named executive officers will vest on May 26, 2013 (that being the second anniversary of the date of grant) and the remaining 50% of the shares will vest on May 26, 2015 (that being the fourth anniversary of the date of grant). The time-vested restricted stock granted to the Company’s Directors vests on the first anniversary of the date of grant.

	Shares of	Shares of
	Time-Vested	Performance-Vested
	Restricted Stock	Restricted Stock
Named Executive Officer	Granted (1)	Granted (2) (3)
James R. Lines	2,612	2,612
Jeffrey Glajch	1,712	1,712
Alan E. Smith	1,453	1,453
Jennifer R. Condame	750	750

(1)	In the event a named executive officer’s employment terminates prior to the conclusion of the applicable vesting date for reasons other than death or retirement, such officer’s right to receive any unvested time-vested restricted stock shall be forfeited.

(2)	In the event a named executive officer’s employment terminates prior to the conclusion of Fiscal 2014 for reasons other than death or retirement, such officer’s right to receive the performance-vested restricted stock shall be forfeited.

(3)	The number of shares of performance-vested restricted stock that will vest in Fiscal 2014 is based upon the Company’s achievement of performance criteria. The number of shares set forth in the chart above assumes target achievement of such performance criteria. If maximum achievement is realized, the amounts set forth above for performance vested restricted stock would double. Once EBIT margin and net income are determined for Fiscal 2014, the actual number of shares to which each named executive officer is entitled will be adjusted accordingly.

Number of Shares of
Restricted Stock
Directors	Awarded
Helen H. Berkeley	1,180
Jerald D. Bidlack	1,180
Alan Fortier	1,180
James J. Malvaso	1,180
Gerard T. Mazurkiewicz	1,180
Cornelius S. Van Rees	1,180

     Named Executive Officer Bonuses. On May 26, 2011, the Compensation Committee approved the payment of cash bonuses to the Company’s named executive officers, as described below. Such bonuses were paid in accordance with the Company’s Executive Bonus Plan in effect for Fiscal 2011 and were based on the Company’s achievement during Fiscal 2011 of net income and working capital objectives as well as the achievement of personal objectives by each named executive officer during such year.

Named Executive Officer	Total Fiscal 2011 Bonus
James R. Lines	$200,970
Jeffrey Glajch	$94,915
Alan E. Smith	$76,057
Jennifer R. Condame	$43,166
     Retirement of Cornelius S. Van Rees. On May 26, 2011, Cornelius S. Van Rees informed the Company that, after more than 40 years of dedicated service to the Company and the Board of Directors, he intends to retire as a Director and will not stand for reelection at the conclusion of the 2011 Annual Meeting. Mr. Van Rees’ term as a Director, as well his service as a member of the Compensation Committee and the Nominating and Corporate Governance and Employee Benefits Committees of the Board of Directors, will end effective upon the conclusion of the 2011 Annual Meeting. Mr. Van Rees has informed the Company that his decision to retire was not a result of any disagreement between him and the Company.
Item 8.01	Other events.
     On May 27, 2011, the Company posted to its website a slideshow presentation regarding its business, results of operations and outlook. Such presentation is attached to this Current Report on form 8-K as exhibit 99.1.
Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.01	Slideshow presentation posted to Graham Corporation’s website on May 27, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation
Date: May 27, 2011	By:	/s/ Jeffrey Glajch
Jeffrey Glajch
Vice President — Finance & Administration and Chief Financial Officer